T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E A N A L Y S T & I N V E S T O R D A Y M A R C H 2 3 2017

MARTIN MIDSTREAM PARTNERS L.P. ANALYST & INVESTOR DAY 2017

AGENDA

Welcome & MMLP Overview	Joe McCreery, Vice President – Finance & Head of Investor Relations
Operational Overview	Bob Bondurant, Executive Vice President & Chief Financial Officer
Financial Foundation	Joe McCreery, Vice President – Finance & Head of Investor Relations
Question & Answer	Panel & Audience
Closing Remarks	Ruben Martin, President & Chief Executive Officer

3

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 4 MARTIN MIDSTREAM PARTNERS L.P. ANALYST & INVESTOR DAY 2017 U S E O F N O N - G A A P F I N A N C I A L M E A S U R E S This presentation includes certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.martinmidstream.com. MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers.

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 5 MARTIN MIDSTREAM PARTNERS L.P. ANALYST & INVESTOR DAY 2017 F O R WA R D L O O K I N G S TAT E M E N T S Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “forward-looking” information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are based upon management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream Partners L.P.’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners L.P. expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

W E L C O M E & M M L P O V E RV I E W

MARTIN MIDSTREAM PARTNERS L.P. OVERVIEW

(MMLP) OVERVIEW

- NASDAQ Listed: MMLP
- Formed October 31, 2002
- MMLP is a publicly traded, diversified master limited partnership with operations including:
    - Terminalling & Storage
    - Natural Gas Services
    - Sulfur Services
    - Marine Transportation
- MMLP Trading Summary [(1)]
    - Unit Price: $19.20
    - Units Outstanding 38.5 million
    - Market Cap: $738 million
    - Quarterly Distribution: $0.50/$2.00 annualized
    - Current Yield: 10.4%

[(1)] As of March 21, 2017 close


MARTIN
MIDSTREAM
PARTNERS
2016 ANNUAL
REPORT

7

MARTIN MIDSTREAM PARTNERS L.P.

KEY INVESTMENT HIGHLIGHTS

Fee-Based Contracts	• Majority (nearly 70%) of cash flows generated from fee-based contracts which include take or pay, reservation and minimum volume commitments
Fully Integrated, Diversified Service Provider	• Diversified asset base with four complementary business units that create an integrated distribution network with the ability to handle and transport specialty products
Attractive Operating Footprint	• Strategically located assets in areas of concentrated customer activity; primarily U.S. Gulf Coast – "Refinery Belt"
Proven Access To Capital	• 12 public equity offerings since IPO for approximately $925 million in net proceeds[1]
Stable, Diversified Customer Base	• High-quality base of industry leading customers including major oil and gas companies, independent refiners, large chemical companies and fertilizer manufacturers

[1] Includes GP Contribution and net ATM issuance proceeds

8

MARTIN MIDSTREAM PARTNERS L.P.
UNIQUELY DIVERSIFIED OPERATING MIX



Natural Gas Services

$78.7



Sulfur Services

$35.1



36%
$69.5
42%
$78.7
2016
Adj. EBITDA
4%
$8.1
18%
$35.1

$176.6 million Adjusted EBITDA

($191.4 million before $14.8 million unallocated SG&A and other non-operating income)



Terminalling & Storage

$69.5



Marine Transportation

$8.1

$ millions

9

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 10 MARTIN MIDSTREAM PARTNERS L.P. OVERVIEW M M L P A S S E T L O C AT I O N S – A L L S E G M E N T S

MARTIN MIDSTREAM PARTNERS L.P.
STRONG FEE BASED CONTRACT MIX

Natural Gas Services

- Fee-based, multi-year natural gas storage contracts (weighted average life approximately 4 years as of December 31, 2016)
- Fee-based, regulated common carrier tariffs (WTLPG)
- Margin-based, wholesale NGLs

Terminalling & Storage

- Fee-based, multi-year contracts for traditional storage assets – Specialty and Shore Base Terminals (with minimum volume commitments)
- Fee-based, long-term tolling agreement for Smackover Refinery (with guaranteed minimum volume)
- Margin-based, lubricants contracts/revenue

Sulfur Services

- Fee-based, multi-year "take-or-pay" contracts for prilling assets
- Fee-based, molten sulfur transportation and handling contract
- Margin-based, fertilizer contracts/revenue

Marine Transportation

- Fee-based, day-rate contracts

Note: "Margin-based" contracts typically represent buy/sell contracts that are priced off of the same benchmark simultaneously

2016 Adjusted EBITDA*



FEE-BASED
MARGIN
30%
70%

*Adjusted for divestiture of Corpus Christi terminal assets fee/margin split would be 68%/32%

11

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 12 MARTIN MIDSTREAM PARTNERS L.P. H I G H Q U A L I T Y L O N G - T E R M C U S TO M E R B A S E • Long-term customer relationships are a key driver of our success • Full value chain solutions for handling and logistics • Customers include some of the largest, most recognizable businesses in the energy industry. These include major oil and gas companies, independent refiners, large chemical companies, and fertilizer manufacturers • Top customers by revenue shown to the right

MARTIN RESOURCE MANAGEMENT CORPORATION OVERVIEW
(MRMC) OVERVIEW

- Based in Kilgore, TX, since 1951, MRMC is a leading independent provider of storage, manufacturing, marketing, and distribution services to energy, petrochemical and other industrial concerns
- Approximately 1,900 employees
- In 2016, MRMC operating entities generated revenue in excess of $1.1 billion[(1)]
- Fully employee-owned through ESOP as of December 2013
  - IRS approved S-Corp 1/1/2014
- Owns 51% voting interest in the general partner of MMLP
  - 6.3 million units (16.3% limited partnership unit ownership)
- Key MRMC Operating Subsidiaries
  - Martin Energy Services LLC
  - Martin Transport, Inc.
  - Cross Oil Refining & Marketing, Inc.
  - Martin Product Sales LLC
- As a major counterparty of MMLP, MRMC's financial stability is vitally important to the Partnership. MRMC has and continues to enhance its credit profile. Forecasted senior secured leverage for FYE2017 is 3.1x, and liquidity remains strong.

MARTIN RESOURCE MANAGEMENT

[(1)] MRMC revenue reflects pre-audited results

13

MARTIN MIDSTREAM PARTNERS L.P.

STRONG GENERAL PARTNER SUPPORT

- MRMC's operations support MMLP's cash flow
  - MRMC's distinct assets and business units are complementary to MMLP
  - MRMC's contractual relationships with MMLP are designed to move commodity pricing volatility away from MMLP leaving behind stable, fee-based cash flow
  - Approximately 25% of 2016 MMLP Adjusted EBITDA derived from contracts with MRMC
- MRMC has significantly assisted in MMLP's growth and is committed to the Partnership
  - MRMC has provided over $400 million in asset drop-downs since IPO
  - MRMC owns 16.3% of outstanding LP units
- Alinda Capital Partners ("Alinda") has a 49% voting/50% economic interest in the general partner of MMLP



Martin Resource Management Corporation
100%
Key Operating Subsidiaries
51% Voting
50% Economic
MMGP Holdings LLC
Alinda Capital Partners
49% Voting
50% Economic
100%
Martin Midstream GP LLC
100%
6.3 MILLION L.P. UNITS
16.3% L.P. UNIT OWNERSHIP
32.2 Million LP Units
83.7% LP. Units Ownership
Martin Midstream Partners L.P.
Public Unitholders

14

MARTIN MIDSTREAM PARTNERS L.P.

2017E GUIDANCE BY SEGMENT



Natural Gas Services

$76.9



Sulfur Services

$29.8



34%
$59.1
45%
$76.9
2017E
Adj. EBITDA
4%
$7.2
17%
$29.8

$157.4 million Adjusted EBITDA

($173.0 million before $15.6 million unallocated SG&A and other non-operating income)

Maintenance Capital expenditures (incl. tunaround expenses) projected to be $20 to $25 million



Terminalling & Storage

$59.1



Marine Transportation

$7.2

$ millions

15

16 O P E R AT I O N A L O V E RV I E W

MARTIN MIDSTREAM PARTNERS L.P.

NATURAL GAS SERVICES OVERVIEW

- Cardinal Gas Storage operates approximately 50 billion cubic feet of natural gas storage capacity across four facilities throughout northern Louisiana and Mississippi.
- MMLP distributes NGLs purchased primarily from refineries and natural gas processors. MMLP stores and transports NGLs for wholesale delivery to propane retailers, refineries and industrial NGL users in Texas and the Southeastern U.S. MMLP owns a NGL pipeline, which spans approximately 200 miles from Kilgore, TX to Beaumont, TX and owns approximately 2.4 million barrels of underground storage capacity for NGLs.
- MMLP owns a combined 20% non-operating interest in WTLPG. WTLPG owns an approximate 2,300 mile common carrier pipeline system that transports NGLs from New Mexico and Texas to Mont Belvieu, TX for fractionation.


TX
LA
MS

Key Assets	2016 Adj. EBITDA	2017E Adj. EBITDA
Cardinal	$42.0	$36.3
Butane	$23.5	$26.1
WTLPG	$7.5	$8.8
NGLs	$1.2	$2.5
Propane	$4.5	$3.2
Total NGS	$78.7	$76.9

$ millions

17

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 18 • Firm contracted model for natural gas storage with interruptible service upside • Long term contracts – Cardinal’s weighted average contract life of approximately 4 years protects against significant cash flow deterioration in the near term • Potential storage demand drivers: • LNG exports • Natural gas exports to Mexico • Increasing industrial and petrochemical use • Coal-fired power conversions to natural gas • Increased volatility – Due to demand drivers above, natural gas price volatility should enhance the value of storage assets Type Working Gas Capacity (bcf) Currently Contracted Years Arcadia Salt Cavern 16.3 89% 2.6 Cadeville Depleted Reservoir 17.0 100% 6.4 Perryville Salt Cavern 9.0 94% 2.0 Monroe Depleted Reservoir 7.4 89% 3.3 Total 49.7 94% Source 10K, December 31, 2016 Firm Contracted/Fee-Based Storage Model Cardinal Contract Summary MARTIN MIDSTREAM PARTNERS L.P. – NATURAL GAS SERVICES C A R D I N A L G A S S TO R A G E $44.3 $42.0 $36.3 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2015 2016 2017E Cardinal Gas Storage Adjusted EBITDA

MARTIN MIDSTREAM PARTNERS L.P. – NATURAL GAS SERVICES

CARDINAL GAS STORAGE ASSET LOCATIONS


ARKANSAS
LOUISIANA
CLAIBORNE
UNION
MID CONTINENT EXPRESS
GULF SOUTH
CENTERPOINT
TEXAS GAS
BASTROP
MOREHOUSE
WEST CARROLL
EAST CARROLL
SONAT
Perryville Hub
LINCOLN
RUSTON
OUACHITA
MONROE
REGENCY
Arcadia Gas Storage Facility
Cadeville Gas Storage Site
RICHLAND
RAYVILLE
PROPOSED GULF CROSSING
MADISON
TALLULAH
BIENVILLE
TEXAS EASTERN
CENTERPOINT CP
Delhi Station
Perryville Gas Storage Site
GULF SOUTH - EAST TEXAS TO MISSISSIPPI
JACKSON
TRUNKLINE
MID-LOUISIANA
WINNSBORO
FRANKLIN
TENNESSEE
WINN
CALDWELL
TENSAS
MISSISSIPPI RIVER
SOUTHEAST SUPPLY HEADER
LOUISIANA
MISSISSIPPI
ANR
COLUMBIA GULF
LASALLE
CATAHOULA
NATCHITOCHES
Cardinal
Gas Storage Partners


Amory
Aberdeen
Monroe
Gas Storage

Arcadia Gas Storage

- Salt dome facility (Arcadia, LA) – 16.3 bcf

Perryville Gas Storage

- Salt dome facility (Delhi, LA) – 9.0 bcf

Cadeville Gas Storage

- Depleted reservoir facility (Monroe, LA) – 17.0 bcf

Monroe Gas Storage

- Depleted reservoir facility (Amory, MS) – 7.4 bcf

19

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 20 • Refineries adjust the vapor pressure of gasoline to meet seasonal EPA standards and are allowed to blend butane into gasoline pool during winter months • MMLP owns and leases a network of underground storage facilities in Louisiana. At the owned Arcadia, LA facility, MMLP has rail and truck transloading capabilities. MARTIN MIDSTREAM PARTNERS L.P. – NATURAL GAS SERVICES B U TA N E O P T I M I Z AT I O N Butane Optimization $19.9 $23.5 $26.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2015 2016 2017E Butanes Adjusted EBITDA

MARTIN MIDSTREAM PARTNERS L.P. – NATURAL GAS SERVICES

WEST TEXAS LPG PIPELINE L.P. (WTLPG)

- The WTLPG system is approximately 2,300 miles of Y-grade pipeline from Eastern New Mexico to Mt. Belvieu, TX
- MMLP owns 20% interests in WTLPG. (OKS is owner/operator of remaining 80%)
- Nameplate capacity of approximately 240 MBbls/day; 2016 volumes were approximately 194MBbls/day
- Connection to Cajun Sibon pipeline provides delivery alternative to Mt. Belvieu, TX
- WTLPG is connected to MAPL system for further NGL supply from the Rockies region
- Moves west to east/southeast across multiple producing regions
    - Permian Basin
    - Barnett Shale
    - East Texas/Cotton Valley
- Opportunistically looking at access to Delaware Basin
- Texas Railroad Commission tariff dispute hearing scheduled for week of March 27, 2017

System Map



21

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 22 • Assets include 200-mile East Texas Pipeline transporting Y- grade from Kilgore, TX to Beaumont, TX for fractionation; East Texas market volumes gathered by truck for pipeline injection • Spindeltop terminal supplies natural gasoline to Beaumont area customers • Wholesale propane distribution to approximately 100 regional customers throughout the Southeastern U.S. • Propane volumes have declined over the past several decades as distributors are consolidated and alternative heat sources are utilized • Martin LP provides retail propane distribution in the East Texas market MARTIN MIDSTREAM PARTNERS L.P. – NATURAL GAS SERVICES N G L s & P R O PA N E Propane NGL $4.1 $1.2 $2.5 $- $1.5 $3.0 $4.5 $6.0 2015 2016 2017E NGLs Adjusted EBITDA $4.0 $4.5 $3.2 $- $1.5 $3.0 $4.5 $6.0 2015 2016 2017E Propane Adjusted EBITDA

MARTIN MIDSTREAM PARTNERS L.P.

TERMINALLING & STORAGE OVERVIEW

- MMLP operates 40 terminal facilities with an aggregate storage capacity of 3.7 million barrels
- These facilities provide storage, refining, blending, packaging and handling services of petroleum products and by-products and petrochemicals through:
  - 26 marine shore-based terminals across the U.S. Gulf Coast
  - 14 specialty terminals throughout the U.S. Gulf Coast and other regions
- The location and composition of these terminals are structured to complement MMLP's other businesses



NV
NE
MO
AR
MS
AL
LA
TX
FL

T&S Segment	2016 Adj. EBITDA	2017E Adj. EBITDA
Shore-Based Terminals	$18.4	$15.7
Martin Lubricants	$8.7	$9.4
Smackover Refinery	$20.4	$20.7
Specialty Terminals – Other	$10.4	$13.3
Specialty Terminals – CCCT[1]	$11.6	$0.0
Total T&S	$69.5	$59.1

$ millions

[1] Divestiture of Corpus Christi terminalling assets closed December 21, 2016

23

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 24 Port of Tampa Terminal, Tampa, FL MARTIN MIDSTREAM PARTNERS L.P. – TERMINALLING & STORAGE S P E C I A LT Y T E R M I N A L S Specialty Terminals Overview • Network of 14 terminals which facilitate the movement of petroleum products and by-products and petrochemicals from oil refiners and natural gas processing facilities • Specialized capabilities include the ability to store and handle products with a wide range of temperature requirements (-30° to +400°F) and receive products transported by vessel, barge, rail or truck • Products handled include: • Anhydrous ammonia (temp requirement: -30°F) • Asphalt (temp requirement: up to 400°F) • Crude oil • Fuel oil • Molten Sulfur (temp requirement: 270°F) • Sulfuric acid • Other assorted petroleum products and by-products (1) 2015 and 2016 exclude Adjusted EBITDA from Corpus Christi terminalling assets sold on December 21, 2016 of $17.1 million and $11.6 million, respectively $6.8 $10.4 $13.3 $- $3.0 $6.0 $9.0 $12.0 $15.0 2015 2016 2017E Specialty Terminals Adjusted EBITDA (1)

MARTIN MIDSTREAM PARTNERS L.P. – TERMINALLING & STORAGE

SPECIALTY TERMINALS

Expertise In "Hard to Handle" Product and By-Product Logistics

Specialized Sites

- Hondo Asphalt Terminal
  - Acquired February 2017
  - Partially in service now (in-bound storage capability) with substantial completion expected in mid year 2017 (blending and outbound loading capabilities)
- South Houston and Omaha Asphalt
  - Asphalt terminalling and processing facilities Backed with minimum throughput guarantee (with MRMC)
- Dunphy
  - Elko, NV sulfuric acid terminal serving the mining industry
  - Minimum throughput guarantee (with MRMC)
- Tampa
  - Asphalt and fuel oil terminalling capabilities
  - Minimum throughput guarantees (with MRMC and multiple other counterparties)

Specialized Sites (continued)

- Beaumont Neches
  - Multi-service terminal
  - Sulfur offtake and gathering point for Texas and Louisiana refiners
  - Deep water and barge dock access
  - Serviced by 3 rail lines (BNSF, KCS, UP)
  - Dry bulk shiploader – 20,000 tons/day
  - Additional 96 acres available for expansion
- Beaumont Spindletop
  - Natural gasoline terminal providing feedstock to petrochemical manufacturer
- Beaumont Stanolind
  - Multi-product handling facility

25

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 26 MARTIN MIDSTREAM PARTNERS L.P. – TERMINALLING & STORAGE M A R I N E S H O R E - B A S E D T E R M I N A L S Gulf Coast Fuel and Lubricant Distribution Network • 26 terminals along the Gulf Coast from Blakeley Island, AL to Port O’Connor, TX • Terminalling assets utilized by Martin Energy Services (MRMC) to facilitate the distribution and marketing of fuel and lubricants to oil and gas exploration and production companies, oilfield service companies, marine transportation companies and offshore construction companies • Additional logistical support services provided: • Storage and handling of tubular goods • Loading and unloading bulk materials • Providing facilities and equipment to store and mix drilling fluids • Fee-based contract structure provides stable cash flow • MVC contract with MRMC guaranteeing minimum fuel throughput $19.5 $18.4 $15.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 2015 2016 2017E Shore-Based Terminals Adjusted EBITDA

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 27 MARTIN MIDSTREAM PARTNERS L.P. – TERMINALLING & STORAGE S M A C KO V E R R E F I N E R Y Specialized Naphthenic Refinery • 7,700 bpd capacity naphthenic lube refinery located in Smackover, AR • Specialized facility processes crude oil into finished products including naphthenic lubricants, distillates and asphalt • Naphthenic lubricants have customized industrial uses including • Transformer oils • Rubber extenders • Base oil for lubricants • Fee-based contract structure provides stable cash flow • Long-term tolling agreement with MRMC eliminates commodity exposure and working capital requirements $15.4 $20.4 $20.6 $- $5.0 $10.0 $15.0 $20.0 $25.0 2015 2016 2017E Smackover Refinery Adjusted EBITDA

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 28 MARTIN MIDSTREAM PARTNERS L.P. – TERMINALLING & STORAGE M A R T I N L U B R I C A N T S Lubricant Blending & Packaging • Specialty lubricant product blending and packaging assets located within MMLP’s Smackover Refinery in Smackover, AR includes: • 235,000 sq. ft. warehouse • 3.9 million gallons bulk storage • MMLP purchases base oils to blend and package branded and private label lubricants for agriculture, fleet, and industrial applications Grease • Additional commercial and industrial grease processing and packaging assets located in Kansas City, MO including: • 75,000 sq. ft. warehouse • 0.2 million gallons bulk storage Packaging Facility, Smackover, AR $8.5 $8.7 $9.4 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2015 2016 2017E Lubricants & Grease

MARTIN MIDSTREAM PARTNERS L.P.

SULFUR SERVICES OVERVIEW

- Molten sulfur, a refinery by-product, is aggregated, stored, prilled and transported through MMLP's integrated value chain systems
- MMLP manufactures and markets sulfur-based fertilizers and related sulfur products (sulfuric acid) to wholesale fertilizer distributors and industrial users


CA
IL
TX
FL

Sulfur Services Segment	2016 Adj. EBITDA	2017E Adj. EBITDA
Fertilizer	$21.7	$15.8
Molten Sulfur	$6.7	$6.6
Sulfur Prilling	$6.7	$7.4
Total Sulfur Services	$35.1	$29.8

$ millions

29

MARTIN MIDSTREAM PARTNERS L.P. – SULFUR SERVICES

INTEGRATED VALUE CHAIN

- Provides transportation, processing and marketing services necessary to move product from producer to consumer
- Intermodal transportation offers multiple fee opportunities for MMLP



Rail
Truck
Barge
CHEMICAL PRODUCTION
Truck
Stockton, CA PRILLER
INTERNATIONAL DEMAND
REFINERY
Rail
Truck
Barge
Beaumont, TX PRILLER
Rail
Truck
Barge
BEAUMONT, TEXAS
Barge
Barge
TAMPA, FLORIDA
Truck

30

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 31 • MMLP manufactures and markets sulfur-based fertilizers and related sulfur products for agricultural and industrial use from manufacturing plants in Texas, Illinois and Utah • Typical customers include large distributors that own or control local retail and wholesale distribution outlets MARTIN MIDSTREAM PARTNERS L.P. – SULFUR SERVICES F E R T I L I Z E R Fertilizer Overview $19.5 $21.7 $15.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2015 2016 2017E Fertilizer Adjusted EBITDA • The single largest factor influencing fertilizer demand in the U.S. is corn acres planted • Global population growth is expected to further increase demand for corn from the U.S. (food/fuel-ethanol) • 94 million corn acres were planted in 2016, current USDA estimate for 2017 is 90 million acres Supply/Demand

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 32 Assets Capacity Products Offshore Tank Barge 10,450 Long Tons Molten Sulfur Offshore Tugboat 7,200 Horsepower N/A Inland Push Boat 1,200 Horsepower N/A MGM 101 2,450 Long Tons Molten Sulfur MGM 102 2,450 Long Tons Molten Sulfur Note: MMLP has molten sulfur storage in Tampa, FL, Beaumont, TX, Plainview, TX and Stockton, CA MARTIN MIDSTREAM PARTNERS L.P. – SULFUR SERVICES M O LT E N S U L F U R • Sulfur production is driven by refinery utilization and demand for refined products • Refiners require security of by-product offtake Supply Demand • Demand for sulfur is primarily driven by fertilizer and sulfuric acid demand both of which are correlated with global economic drivers $9.8 $6.7 $6.6 $0.0 $3.0 $6.0 $9.0 $12.0 2015 2016 2017E Molten Sulfur Adjusted EBITDA Handling and Transportation Agreement • MMLP handles molten sulfur and fulfills customer needs by transporting product from Gulf Coast refineries to the Tampa market for fertilizer production

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 33 Terminal Location Production Capacity Products Stored Neches Beaumont, TX 5,500 metric tons/day Molten, prilled & granulated sulfur Stockton Stockton, CA 1,000 metric tons/day Molten & prilled sulfur MARTIN MIDSTREAM PARTNERS L.P. – SULFUR SERVICES P R I L L E D S U L F U R • Refiners pay MMLP minimum reservation fees, plus operating fees for prilling services • Contracts consist of 3 to 5 year service agreements with evergreen provisions – long term customer relationships Prilling Agreements • Security of sulfur/by-product offtake is critical to operational stability of all refiners • Prilled sulfur enables large scale transportation for export on dry bulk vessels • At Beaumont, TX the export option provides pricing leverage for Gulf Coast refiners selling sulfur into the domestic market • At Stockton, CA, export is the primary option for disposal of a refinery’s residual sulfur production Supply/Demand $6.7 $6.7 $7.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2015 2016 2017E Sulfur Prilling Adjusted EBITDA

MARTIN MIDSTREAM PARTNERS L.P.

MARINE TRANSPORTATION OVERVIEW

- MMLP utilizes a fleet of inland and offshore tows to provide marine transportation of petroleum products and by-products
- MMLP's marine transportation business operates coastwise along the Gulf of Mexico, East Coast and on the U.S. inland waterway system, primarily between domestic ports along the Gulf of Mexico, Intracoastal Waterway, the Mississippi River system and the Tennessee-Tombigbee Waterway system.

Marine Transportation Segment	2016 Adj. EBITDA	2017E Adj. EBITDA
Inland	$9.6	$9.6
Offshore	$3.0	$2.4
Marine SG&A	$(4.5)	$(4.8)
Total Marine	$8.1	$7.2

$ millions


TX
AL
FL

34

MARTIN MIDSTREAM PARTNERS L.P. – MARINE TRANSPORTATION
ASSETS

Marine Transportation

- 35 inland marine tank barges
- 19 inland push-boats
- 1 offshore tug and barge unit
- Ability to handle specialty products (asphalt, fuel oil, gasoline, sulfur and other bulk liquids), which complements the MMLP Specialty Terminals
- Marine Transportation contracts with other MMLP segments, MRMC, major and independent oil and gas refiners, and select international and domestic trading companies
- Fee-based day-rate contracts



Insulated Hot Oil Barge Launch

35

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 36 MARTIN MIDSTREAM PARTNERS L.P. – MARINE TRANSPORTATION I N L A N D & O F F S H O R E Profitability Drivers • Supply of available marine equipment • Refinery utilization and runs • Demand for asphalt, heavy fuel oil and cutters Current Environment • Weak day-rate environment due to oversupply of marine equipment • Contract tenor trending toward short term and spot market bias • Asset rationalization underway. Completed divestitures expected to reduce operating expenses by $1.4 million annually $16.3 $9.6 $9.7 $- $4.0 $8.0 $12.0 $16.0 $20.0 2015 2016 2017E Inland Marine Adjusted EBITDA $7.3 $3.0 $2.4 $- $2.0 $4.0 $6.0 $8.0 $10.0 2015 2016 2017E Offshore Marine Adjusted EBITDA

R E C E N T A C Q U I S I T I O N

MARTIN MIDSTREAM PARTNERS L.P.

HONDO ASPHALT TERMINAL DROP-DOWN

- $36.0 million purchase price
  - $27.4 million cash at closing, with $8.6 million remaining to be spent over the next few months
  - Expect substantial completion by end of second quarter and contract to commence July 1, 2017
- $5.0 million annual EBITDA supported by minimum throughput commitments (~7.2x purchase multiple)
  - Contract runs through the paving season of 2030
- Approximately 178,000 barrel (32,000 ton) asphalt storage, blending and processing facility
- Approximately 40 miles west of the San Antonio city center
- Transportation advantaged over the competition in relation to serving San Antonio and the surrounding markets
  - Located in close proximity to multiple major quarries
  - Surrounded by numerous hot mix plants
- Strategic complement to our existing specialty terminals; specifically South Houston Asphalt, Omaha Asphalt, Tampa, and Port Neches Asphalt
- Third party supply optionality from the gulf coast and mid-west regions

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T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 39 MARTIN MIDSTREAM PARTNERS L.P. H O N D O A S P H A LT T E R M I N A L D R O P - D O W N

F I N A N C I A L F O U N D AT I O N

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 41 12/31/2015 12/31/2016 DEBT Revolving Credit Facility Due 2020 $498.0 $443.0 Senior Secured Debt $498.0 $443.0 Senior Notes Due February 2021 $373.8 $373.8 Total Debt $871.8 $816.8 Partners’ Capital $393.9 $312.0 Total Capitalization $1,265.7 $1,128.8 Market Capitalization $769.4 $650.6 Enterprise Value $1,641.2 $1,467.4 CREDIT METRICS Revolver Capacity $700.0 $664.4 Availability $202.0 $221.4 Adjusted EBITDA per lender compliance (1) $190.0 $166.4(2) Senior Debt/Adjusted EBITDA 2.62x 2.66x Total Debt/Adjusted EBITDA 4.59x 4.91x Debt/Cap 68.9% 72.4% (1) Adjusted EBITDA per lender compliance certificates (2) Per lender compliance adjusted for divestiture of Corpus Christi terminal assets MARTIN MIDSTREAM PARTNERS L.P. C A P I TA L I Z AT I O N

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 42 Natural Gas Services Terminalling & Storage Sulfur Services Marine Transportation SG&A Interest Expense 2016 Actual Net income (loss) $43.1 $44.1 $26.8 $(19.8) $(16.4) $(46.1) $31.7 Interest expense add back -- -- -- -- -- $46.1 $46.1 Depreciation and amortization $28.1 $45.5 $8.0 $10.5 -- -- $92.1 (Gain) loss on sale of property, plant and equipment $0.1 $(35.4) $0.3 $1.6 -- -- $(33.4) Impairment of goodwill -- -- -- $4.1 -- -- $4.1 Impairment of long lived assets -- $15.3 -- $11.7 -- -- $27.0 Unrealized mark-to-market on commodity derivatives $4.6 -- -- -- -- -- $4.6 Distributions from unconsolidated entities $7.5 -- -- -- -- -- $7.5 Equity in earnings of unconsolidated entities $(4.7) -- $(4.7) Unit-based compensation -- -- -- -- $0.9 -- $0.9 Income tax expense -- -- -- -- $0.7 -- $0.7 Adjusted EBITDA $78.7 $69.5 $35.1 $8.1 $(14.8)* $0.0 $176.6 * Adjusted for non-cash unit based compensation of $0.9 million and non-operating income of $1.1 million. MARTIN MIDSTREAM PARTNERS L.P. 2 0 1 6 A D J U S T E D E B I T D A A N D G A A P R E C O N C I L I AT I O N

T E X T G O E S H E R E S U B T E X T I S P L A C E D H E R E 43 MARTIN MIDSTREAM PARTNERS L.P. 2 0 1 7 E A D J U S T E D E B I T D A G U I D A N C E R E C O N C I L I AT I O N Natural Gas Services Terminalling & Storage Sulfur Services Marine Transportation SG&A Interest Expense 2017E Net income (loss) $47.5 $9.8 $21.5 $(1.2) $(17.1) $(45.6) $14.9 Interest expense add back -- -- -- -- -- $45.6 $45.6 Depreciation and amortization $28.0 $49.3 $8.3 $8.4 -- -- $94.0 Distributions from unconsolidated entities $8.8 -- -- -- -- -- $8.8 Equity in earnings of unconsolidated entities $(7.4) -- -- -- -- -- $(7.4) Unit-based compensation -- -- -- -- $0.9 -- $0.9 Income tax expense -- -- -- -- $0.6 -- $0.6 Adjusted EBITDA $76.9 $59.1 $29.8 $7.2 $(15.6) $0.0 $157.4

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